UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 19, 2013

Progenics Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23143	13-3379479
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Old Saw Mill River Road, Tarrytown, New York		10591
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (914) 789-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On June 19, 2013, Progenics Pharmaceuticals, Inc. announced that it is offering to sell, subject to market and other conditions, shares of its common stock pursuant to an effective shelf registration statement in an underwritten public offering. Progenics also intends to grant the underwriter a 30-day option to purchase additional shares of common stock. All of the shares to be sold in the offering are to be sold by Progenics, with the proceeds to be used for research and development and general corporate purposes. Jefferies LLC is acting as sole book-running manager for the proposed offering.

A registration statement on Form S-3 (File No. 333-176244) relating to this offering was filed with the U.S. Securities and Exchange Commission on August 11, 2011, amended on September 8 and September 16, 2011, and declared effective by the SEC on September 19, 2011. A preliminary prospectus supplement relating to the offering has been filed with the SEC. This Current Report on Form 8-K does not constitute an offer to sell, or the solicitation of an offer to buy, these securities, nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale is not permitted. Any offer, if at all, will be made only by means of a prospectus, including the prospectus supplement, forming part of the effective shelf registration statement.

A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements concerning the completion, timing and size of the offering and other statements that are other than statements of historical facts. These statements involve significant risks and uncertainties. These statements reflect Progenics’ current expectations concerning future events, and actual events could differ materially from those anticipated as a result of many factors, including, but not limited to, the risk that the offering may be delayed or may not occur due to market or other conditions and the satisfaction of customary closing conditions related to the offering. Additional information concerning these and other factors that may cause actual events to differ materially from those anticipated is contained in the “Risk Factors” section of the Progenics’ 2012 Annual Report on Form 10-K, its other periodic reports and filings with the SEC and in the prospectus supplements related to the offering. Investors should not place undue reliance on forward-looking statements contained in this Current Report or elsewhere. All forward-looking statements are based on information currently available to Progenics, and Progenics undertakes no obligation to revise or update them to reflect events or circumstances after the date of this Current Report, except as required by law.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release dated June 19, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGENICS PHARMACEUTICALS, INC.

By:	/s/ ANGELO W. LOVALLO, JR.
Angelo W. Lovallo, Jr.
Vice President, Finance & Treasurer
(Principal Financial and Accounting Officer)

Date: June 19, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated June 19, 2013.